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                                                                    Exhibit 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Knoll, Inc. of our report dated January 15, 1996, appearing on page F-3 of the Company's Form 10-K for the year ended December 31, 1997.

/s/ Price Waterhouse LLP

Price Waterhouse LLP
Pittsburgh, Pennsylvania
March 30, 1998